EXHIBIT 24



                           POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned officers of JMB Realty Corporation, the corporate general partner of CARLYLE REAL ESTATE LIMITED PARTNERSHIP - XI, do hereby nominate, constitute and appoint GARY NICKELE, GAILEN J. HULL, DENNIS M. QUINN or any of them, attorneys and agents of the undersigned with full power of authority to sign in the name and on behalf of the undersigned officers a Report on Form 10-K of said partnership for the fiscal year ended December 31, 1996, and any and all amendments thereto, hereby ratifying and confirming all that said attorneys and agents and any of them may do by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney the 22nd day of January, 1997.


H. RIGEL BARBER
-----------------------
H. Rigel Barber                        Chief Executive Officer



GLENN E. EMIG
-----------------------
Glenn E. Emig                          Chief Operating Officer




     The undersigned hereby acknowledge and accept such power of authority to sign, in the name and on behalf of the above named officers, a Report on Form 10-K of said partnership for the fiscal year ended December 31, 1996, and any and all amendments thereto, the 22nd day of January, 1997.


                                       GARY NICKELE
                                       -----------------------
                                       Gary Nickele



                                       GAILEN J. HULL
                                       -----------------------
                                       Gailen J. Hull



                                       DENNIS M. QUINN
                                       -----------------------
                                       Dennis M. Quinn





                                                        EXHIBIT 24



                           POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned officers of JMB Realty Corporation, the corporate general partner of CARLYLE REAL ESTATE LIMITED PARTNERSHIP - XI, do hereby nominate, constitute and appoint GARY NICKELE, GAILEN J. HULL, DENNIS M. QUINN or any of them, attorneys and agents of the undersigned with full power of authority to sign in the name and on behalf of the undersigned officers a Report on Form 10-K of said partnership for the fiscal year ended December 31, 1996, and any and all amendments thereto, hereby ratifying and confirming all that said attorneys and agents and any of them may do by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney the 22nd day of January, 1997.


NEIL G. BLUHM
-----------------------           President and Director
Neil G. Bluhm



JUDD D. MALKIN
-----------------------           Chairman and Chief Financial Officer
Judd D. Malkin


A. LEE SACKS
-----------------------           Director of General Partner
A. Lee Sacks


STUART C. NATHAN
-----------------------           Executive Vice President
Stuart C. Nathan                  Director of General Partner




     The undersigned hereby acknowledge and accept such power of authority to sign, in the name and on behalf of the above named officers, a Report on Form 10-K of said partnership for the fiscal year ended December 31, 1996, and any and all amendments thereto, the 22nd day of January, 1997.


                                       GARY NICKELE
                                       -----------------------
                                       Gary Nickele



                                       GAILEN J. HULL
                                       -----------------------
                                       Gailen J. Hull



                                       DENNIS M. QUINN
                                       -----------------------
                                       Dennis M. Quinn